                                                      Exhibit 1(b)

                  Philip Morris Companies Inc.

             $           Medium-Term Notes, Series C
              Due From Nine Months to Thirty Years
                       From Date of Issue

                    Selling Agency Agreement

                                       December   , 1992
                                                --
                                       New York, New York

Salomon Brothers Inc
Seven World Trade Center
New York, N.Y.  10048

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner &
  Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, N.Y.  10281

Shearson Lehman Brothers Inc.
American Express Tower
World Financial Center
New York, N.Y.  10285

Dear Sirs:

         Philip Morris Companies Inc., a Virginia corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $ aggregate principal amount of its Medium-Term Notes, Series C, Due from Nine Months to Thirty Years from Date of Issue (the "Notes"). The Notes will be issued under an indenture dated as of August 1, 1990, as supplemented and amended by the First Supplemental Indenture dated as of February 1, 1991 and the Second Supplemental Indenture dated as of January 21, 1992 (as the same may be further amended or supplemented from time to time, the "Indenture"), between the Company and Chemical Bank, as trustee (the "Trustee"). The Notes will be issued in minimum denominations of $100,000 and in denominations exceeding such amount by integral multiples of $1,000, or, in the case of Notes denominated in a currency other than U.S. dollars, in the denominations set forth in the applicable Pricing Supplement (as defined below), will be issued only in fully registered form and will have the annual interest rates, maturities and, if appropriate, other terms set forth in a supplement to the prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and, in the case of Notes sold pursuant to Section 2(a), the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and you after notice to, and with the approval of, the Trustee. For the purposes of this Agreement, the term "Agent" shall refer to any of you (including Lehman Special Securities Inc. acting from time to time on its own behalf or on behalf of Shearson Lehman Brothers Inc.) acting solely in the capacity as agent for the Company pursuant to
Section 2(a) and not as principal (collectively, the "Agents"), the term the "Purchaser" shall refer to one of you (including Lehman Special Securities Inc. acting from time to time on its own behalf or on behalf of Shearson Lehman Brothers Inc.) acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to you collectively whether at any time any of you is acting in both such capacities or in either such capacity; provided, however, that from time-to-time pursuant to Section 2(a), an agent other than you may be selected as an agent for purposes of the Company accepting an offer to purchase Notes and such other agent, for purposes of such transaction, may be considered an Agent or Purchaser for purposes of this Agreement.

          1.  Representations and Warranties.  The Company
              ------------------------------
represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File
    Number: 33-48973) and a registration statement on Form S-3
    (File Number: 33-     ), including a basic prospectus, each
    of which registration statements has become effective, for the registration under the Act of $427,700,000 and $3,000,000,000, respectively, aggregate principal amount of debt securities (the "Securities"), including the Notes. Such registration statement (File Number: 33-48973) and such
    registration statement (File Number: 33-     ), each
    including incorporated documents, exhibits and financial statements and each as amended at the Execution Time (as defined below), are hereinafter referred to as the "Initial Registration Statement" and the "Last Registration Statement", respectively, and singly as a "Registration Statement" and collectively as the "Registration Statements". Each Registration Statement, as amended at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with said Rule. The Company will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act a supplement to the form of prospectus included in such Registration Statement relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Prospectus Supplement specifying the interest rates, maturity dates and, if appropriate, other terms of the Notes sold pursuant hereto or the offering thereof.

         (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of the date of any Terms Agreement (as defined by Section 2(b)) and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statements, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; (ii) the Registration Statements, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and
    (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however,
                                          --------  -------
    that the Company makes no representations or warranties as to (i) those parts of the Registration Statements which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statements or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for use in connection with the preparation of the Registration Statements or the Prospectus (or any supplement thereto).

         (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean with respect to each Registration Statement each date that each such Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Last Registration Statement at the Effective Date. "Prospectus" shall mean the Basic

    Prospectus as supplemented by the Prospectus Supplement. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the Registration Statements, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of each Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statements, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of each Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Notwithstanding anything to the contrary set forth herein, at such time as the Company shall have determined and certified to the Agents that all Securities registered under the Initial Registration Statement or the Last Registration Statement have been issued, references to "each Registration Statement", either "Registration Statement" or "the Registration Statements" herein shall mean either of the Initial Registration Statement or the Last Registration Statement under which Securities remain to be issued.

         2.  Appointment of Agents; Solicitation by the Agents
             -------------------------------------------------
of Offers to Purchase; Sales of Notes to a Purchaser.  (a)
----------------------------------------------------
Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

         On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures.

         The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

         The Company agrees to pay each Agent a commission, on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

         Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement is in effect
--------  -------
the Company shall not solicit offers to purchase Notes through any agent other than an Agent. The Company may accept an offer to purchase Notes through an agent other than an Agent, provided
                                                        --------
that (i) the Company did not solicit such offer, (ii) any agreement with respect to such purchase will have terms and conditions (including, without limitation, commission rates) with respect to such purchase identical to the terms and conditions that would apply to such purchase under this Agreement if such agent was an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement in a form similar to Exhibit C hereto), (iii) such agreement shall not provide for further offers or purchases and
(iv) the Company shall notify the Agents promptly after the execution of such agreement and shall provide the Agents with a copy of such agreement promptly following such purchase.

         (b) Subject to the terms and conditions stated herein, whenever the Company and one of you determines that the Company shall sell Notes directly to you as Purchaser, each such sale of Notes shall be made in accordance with the terms of this Agreement and any supplemental agreement relating thereto between the Company and the Purchaser. Each such supplemental agreement (which shall be substantially in the form of Exhibit B) is herein referred to as a "Terms Agreement". The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the maturity date, the price to be paid to the Company for such Notes, the currency in which principal and interest is payable if other than United States dollars, the rate at which interest will be paid on the Notes, the Closing Date for such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company or its officers, and the letter from the Company's independent public accountants, pursuant to Section 6(b). Such Terms Agreement shall also specify the period of time referred to in Section 4(1).

         Delivery of the certificates for Notes sold to the Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in the respective Terms Agreement, not later than the Closing Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement.

         3.  Offering and Sale of Notes.  Each Agent and the
             --------------------------
Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

         4.  Agreements.  The Company agrees with you that:
             ----------
         (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment to either Registration Statement or any supplement to the Prospectus (except for a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which any of you reasonably objects. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to the termination of the offering of the Notes, any amendment of either Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of either Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of either Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend either Registration Statement or to supplement the Prospectus to comply with the

    Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this
    Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and
    (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (f) of this Section 4 in connection with the preparation or filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to either Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

         (c) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of
    Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Company will furnish to each of you and your counsel, without charge, copies of each Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

         (e) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as any of you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the legality of the Notes for purchase by investors.

         (f) The Company shall furnish to each of you such information, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statements, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as any of you may from time to time and at any time prior to the termination of this Agreement reasonably request.

         (g) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statements, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with Section 4(e), the fees and disbursements of the Trustee, the Exchange Rate Agent and the Calculation Agent and the fees of any agency that rates the Notes and (ii) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement.

         (h) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a reconfirmation to you of the representations and warranties of the Company in
    Section 1(b).

         (i) Each time that either Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by the Chairman of the Board or the President or Vice President and the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(e) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statements and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

         (j) Each time that either Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities other than the Notes, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto or (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in the reasonable judgment of any of you, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of counsel of the Company satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in
    Section 5(b) but modified to relate to the Registration Statements and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statements and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

         (k) Each time that either Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information, the Company shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(f) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statements and the Prospectus, as amended or supplemented to the date of such letter; provided, however, that, if either Registration
            --------  -------
    Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items.

         (l) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of any of its debt securities, including Notes, in the United States, (i) (A) in the case of a Terms Agreement relating to Notes with a maturity of ten years or less, having a maturity of less than 20 years, or (B) in the case of a Terms Agreement relating to Notes having a maturity of greater than ten years, having a maturity of greater than five years, and (ii) denominated in the same currency or currency unit as specified in the applicable Terms Agreement.

         5.  Conditions to the Obligations of the Agents.  The
             -------------------------------------------
obligations of each Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statements shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company shall have furnished to each Agent the opinion of Hunton & Williams, counsel for the Company, dated the Execution Time, to the effect that:

              (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Virginia, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and in which the failure to so qualify would have a material adverse effect on the Company;

              (ii) Philip Morris Incorporated, Philip Morris International Inc. and Kraft General Foods, Inc. have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus; all outstanding shares of capital stock of Philip Morris Incorporated, Philip Morris International Inc. and Kraft General Foods, Inc. are owned by the Company, free and clear of any lien, pledge and encumbrance or claim of any third party;

              (iii)  the Company's authorized equity
         capitalization is as set forth in the Prospectus; and the Notes conform to the description thereof contained in the Prospectus (subject to the insertion in the Notes of the maturity dates, the interest rates and other similar terms thereof which will be described in supplements to the Prospectus as contemplated by the fourth sentence of Section 1(a) of this Agreement);

              (iv) the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a valid and legally binding instrument enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture;

              (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statements which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statements or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

              (vi) the Registration Statements have become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statements has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statements and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that either Registration Statement at the Effective Date or at the Execution Time contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (vii) this Agreement has been duly authorized, executed and delivered by the Company;

              (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Notes as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

              (ix) neither the execution and delivery of the Indenture, the issue and sale of the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

              (x) no holders of securities of the Company have rights to the registration of such securities under the Registration Statements.

    In rendering such opinion, such counsel may state that (1) in clause (iv) with respect to the validity and enforceability of the Indenture and the Notes, and in clause
    (viii) and in clause (ix) such counsel has assumed that under the laws of any country in whose currency any Notes are denominated, if other than in U.S. dollars, that no consent, approval, authorization, or order of, or filing with any governmental agency, body or court is required for the consummation of the transactions contemplated hereunder in connection with the issuance and sale of the Notes and compliance with the terms and provisions thereof will not result in any breach or violation of any of the terms and provisions in any statute, rule, regulation or order of any governmental agency or body or any court, and (2) in clause
    (iv) with respect to the enforceability of the Indenture, no opinion is expressed with respect to Section 516 thereof. Such counsel may note that (i) a New York statute provides that with respect to a foreign currency obligation a court of the State of New York shall render a judgment or decree in such foreign currency and such judgment or decree shall be converted into currency of the United States at the rate of exchange prevailing on the date of entry of such judgment or decree and (ii) with respect to a foreign currency obligation a United States Federal court in New York may award judgment in United States dollars, provided that such counsel expresses no opinion as to the rate of exchange such court would apply. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of New York or Delaware, the Commonwealth of Virginia or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agent and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

         (c) The Company shall have furnished to each Agent the opinion of Sutherland, Asbill & Brennan, special tax counsel for the Company, dated the Execution Time, confirming their opinion contained under the heading "Certain United States Federal Income Tax Consequences" in the Prospectus Supplement and the accuracy in all material respects of all other statements contained under the heading "Certain United States Federal Income Tax Consequences".

         (d) Each Agent shall have received from Simpson Thacher & Bartlett, counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statements, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) The Company shall have furnished to each Agent a certificate of the Company, signed by the Chairman of the Board or the President or Vice President and the principal financial or accounting officer of the Company, dated the Execution Time, to the effect that the signers of such certificate have carefully examined the Registration Statements, the Prospectus, any supplement to the Prospectus and this Agreement and that:

              (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

              (ii) no stop order suspending the effectiveness of either Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

              (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (f) At the Execution Time, Coopers & Lybrand shall have furnished to each Agent a letter or letters (which may refer to letters previously delivered to the Agent), dated as of the Execution Time, in form and substance satisfactory to the Agents, confirming that they are independent accountants within the meaning of the Act and the respective applicable published rules and regulations thereunder and stating in effect that:

              (i) in their opinion, the financial statements and schedules examined by them and included in the Registration Statements and the Prospectus relating to the Notes comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

             (ii) on the basis of a reading of any interim unaudited consolidated financial statements of the Company included in the Prospectus, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited financial statements, if any, of the Company included in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Quarterly Reports on Form 10-Q and the related published rules and regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the latest audited consolidated financial statements of the Company included in the Prospectus, except as otherwise specified with respect to consistency in such letter;

            (iii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                   (A) the unaudited capsule information of the Company and its subsidiaries, if any, included in the Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements of the Company from which it was derived or was not determined on a basis substantially consistent with that of the corresponding financial information in the latest audited financial statements of the Company included in the Prospectus;

                   (B)  at the date of the latest available
              consolidated balance sheet of the Company read by such accountants, or at a subsequent specified date not more than five business days prior to the date of the letter, there was any decrease in the outstanding common stock or consolidated earnings reinvested in the business of the Company other than any decrease resulting from the declaration of regular quarterly cash dividends, or any issuance or assumption of long-term debt by the Company, Philip Morris Incorporated, Philip Morris International Inc., Kraft General Foods, Inc. or Philip Morris Capital Corporation or, at the date of the latest available consolidated balance sheet of the Company read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on or included in the latest balance sheet of the Company included in the Prospectus; or

                   (C)  for the period from the date of the
              latest consolidated income statement of the

              Company included in the Prospectus to the date of the latest available consolidated income statement of the Company read by such accountants there were any decreases, as compared with the corresponding period of the previous year in consolidated operating revenues, operating income, net earnings or the historical ratio of earnings to fixed charges of the Company and consolidated subsidiaries;

    except in all cases set forth in clauses (B) and (C) above for issuances or assumptions or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

              (iv) on the basis of a reading of any unaudited pro forma condensed combined financial statements of the Company included in the Prospectus, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited pro forma condensed combined financial statements included in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma reclassifications and adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

              (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         References to the Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

         All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

         (g) At the Execution Time, each Agent shall have received, so long as financial statements examined by any independent accountants for or with respect to any entity acquired by the Company are included in the Prospectus, a letter or letters of such accountants (which may refer to letters previously delivered to the Agent), dated as of the Execution Time, in form and substance satisfactory to the Agents, confirming that as of a specified date immediately prior to such acquisition and during the period covered by the financial statements on which they reported, they were independent accountants with respect to such entity within the meaning of the Act and the respective applicable published rules and regulations thereunder and stating in effect that:

              (i) in their opinion, the consolidated financial statements examined by them and included in the Registration Statements and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations with respect to registration statements on Form S-3; and

             (ii) on the basis of specified procedures, nothing came to their attention that caused them to believe that the unaudited financial statements of such entity at any date and for any period ending on or prior to the date of the latest unaudited balance sheet of such entity included or incorporated in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations or are not stated on a basis substantially consistent with that of the latest annual financial statements of such entity examined by such independent accountants included in the Prospectus.

    All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

         References to the Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

         (h) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and its counsel, this Agreement and all obligations of any Agent hereunder may be cancelled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopier confirmed in writing.

         The documents required to be delivered by this Section
5 shall be delivered at the office of Hunton & Williams, counsel for the Company, at 200 Park Avenue, New York, New York, on the date hereof.

         6.  Conditions to the Obligations of the Purchaser.
             ----------------------------------------------
The obligations of the Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of any related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

         (a) No stop order suspending the effectiveness of the Registration Statements shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) If specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(e) (except that references to the Prospectus shall be to the Prospectus as supplemented at the time of execution of the Terms Agreement), (ii) the opinion of Hunton & Williams, counsel for the Company, dated as of the Closing Date, to the effect set forth in Section 5(b), (iii) if required, the opinion of Sutherland, Asbill & Brennan, special tax counsel for the Company, to the effect set forth in Section 5(c), (iv) the opinion of Simpson Thacher & Bartlett, counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(d),
    (iv) the letter of Coopers & Lybrand, independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 5(f), and (v) so long as financial statements examined by any independent accountants for any entity acquired by the Company are included in the Prospectus, the letter of such accountants, dated as of the Closing Date, to the effect set forth in Section 5(g).

         (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be cancelled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopier confirmed in writing.

         7.  Right of Person Who Agreed to Purchase to Refuse to
             ---------------------------------------------------
Purchase.  The Company agrees that any person who has agreed to
--------
purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any of the Agents, shall have the right to refuse to purchase such Note if, at the Closing Date therefor, either (a) any condition set forth in Section 5 or 6, as applicable, shall not be satisfied or
(b) subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries shall have occurred the effect of which is, in the judgment of the Purchaser or the Agent which presented the offer to purchase such Note, as applicable, so material and adverse as to make it impractical or inadvisable to proceed with the delivery of such Note.

         8.  Indemnification and Contribution.  (a)  The Company
             --------------------------------
agrees to indemnify and hold harmless each of you and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the
                             --------  -------
Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by any of you specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Prospectus or any preliminary Prospectus shall not inure to the benefit of any of you (or any person controlling any of you) from whom the person asserting any such loss, claim, damage or lia-bility purchased the Notes which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Notes to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Prospectus or any preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each of you agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statements and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to such of you furnished to the Company by such of you specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, and under the heading "Plan of Distribution", of the Prospectus Supplement constitute the only information furnished in writing by any of you for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action
--------  -------
include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by you in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and each of you shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and any of you may be subject in such proportion so that each of you is responsible for that portion represented by the percentage that the aggregate commissions received by such of you pursuant to
Section 2 in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable), bears to the aggregate principal amount of such Notes sold and the Company is responsible for the balance; provided, however, that (y) in no case shall any of you be
--------  -------
responsible for any amount in excess of the commissions received by such of you in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable) and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any of you within the meaning of the Act shall have the same rights to contribution as you and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed either Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

         9.  Termination.  (a)  This Agreement will continue in
             -----------
effect until terminated as provided in this Section 9. This Agreement may be terminated by either the Company as to any of you or any of you insofar as this Agreement relates to such of you, giving written notice of such termination to such of you or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(g),
Section 8 and Section 10.

         (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets or the United States is such as to make it, in the judgment of the Purchaser, impracticable to market such Notes.

         10.  Representations and Indemnities to Survive.  The
              ------------------------------------------
respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(g) and 8 hereof shall survive the termination or cancellation of this Agreement.

         11.  Notices.  All communications hereunder will be in
              -------
writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telecopied and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at 120 Park Avenue, New York, New York 10017,
Attention:  Alfonso L. Carney, Jr., Assistant Secretary.

         12.  Successors.  This Agreement will inure to the
              ----------
benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         13.  Applicable Law.  This Agreement will be governed
              --------------
by and construed in accordance with the laws of the State of New
York.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.


                                      Very truly yours,


                                      PHILIP MORRIS COMPANIES INC.


                                      By:
                                         -------------------------



The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

SALOMON BROTHERS INC


By:
   --------------------------



MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED

By:
   --------------------------

SHEARSON LEHMAN BROTHERS INC.


By:
   --------------------------

                             SCHEDULE I


         The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold by such Agent:



           Maturity                         Commission Rate
           --------                       as a % of Principal
                                                Amount
                                          -------------------

From 9 months to less than 1 year                .125%
From 1 year to less than 18 months               .150%
From 18 months to less than 2 years              .200%
From 2 years to less than 3 years                .250%
From 3 years to less than 4 years                .350%
From 4 years to less than 5 years                .450%
From 5 years to less than 6 years                .500%
From 6 years to less than 7 years                .550%
From 7 years to less than 10 years               .600%
From 10 years to less than 15 years              .625%
From 15 years to less than 20 years              .700%
From 20 years up to and including 30 years       .750%



Address for Notice to you:

          Notices to Salomon Brothers Inc shall be directed to it at Seven World Trade Center, New York, New York 10048, Attention of the Medium Term Note Department.

          Notices to Merrill Lynch & Co. shall be directed to it at Merrill Lynch World Headquarters, North Tower - World
Financial Center, New York, New York, 10281 Attention of Mark R.
Meyer - MTN Product Management.

          Notices to Shearson Lehman Brothers Inc. shall be directed to it at American Express Tower, 9th Floor, World
Financial Center, New York, New York  10285, Attention of Medium
Term Note Department.

                                                          EXHIBIT A


                  Philip Morris Companies Inc.

     MEDIUM-TERM NOTES, SERIES C, ADMINISTRATIVE PROCEDURES

                          -------------



                                        December   , 1992
                                                 --

          The administrative procedures and specific terms of the offering of Medium-Term Notes, Series C (the "Notes"), on a continuous basis by Philip Morris Companies Inc. ("the Company") pursuant to the Selling Agency Agreement, dated as of December
  ,1992 (the "Agency Agreement") between the Company and Salomon
--
Brothers Inc, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Shearson Lehman Brothers Inc. (including its wholly owned subsidiary, Lehman Special Securities Inc., acting on its own behalf or on behalf of Shearson Lehman Brothers Inc.) (each an "Agent") are explained below. In the Agency Agreement, the Agents have agreed to use their best efforts to solicit purchases of the Notes. Each Agent, as principal, may purchase Notes for its own account pursuant to the terms and settlement details of a terms agreement entered into between the Company and such Agent, as contemplated by the Agency Agreement between them.

          Each Note will be issued under an indenture dated as of August 1, 1990, as supplemented and amended by the First Supplemental Indenture dated as of February 1, 1991 and the Second Supplemental Indenture dated as of January 21, 1992 (as the same may be further amended or supplemented from time to time, the "Indenture"), between the Company and Chemical Bank ("CB"), as trustee (the "Trustee"). Notes will bear interest at either fixed rates ("Fixed Rate Notes") or floating rates ("Floating Rate Notes"). Each Note will be represented by either a Global Security (as defined hereinafter) delivered to CB, as agent for the Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC ("a Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such a Note.

          CB will act as Paying Agent for the payment of principal of and premium, if any, and interest on the Notes and will perform, as Paying Agent, unless otherwise specified, the other duties specified herein. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in
Part I hereof, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part

II hereof. Unless otherwise defined herein, terms defined in the Indenture shall be used herein as therein defined.

     PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES.

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, CB will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and CB to DTC and a Medium-Term Note Certificate Agreement between CB and DTC, each dated as of the date hereof, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                     On any date of settlement (as defined
                              under "Settlement" below) for one or more
                              Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a
                              "Global Security") representing up to
                              $100,000,000 principal amount of all such Notes that have the same Stated Maturity, redemption provisions, repayment provisions, Interest Payment Dates,
                              Interest Payment Period and, Original
                              Issue Date, Original Issue Discount
                              Provisions, in the case of Fixed Rate
                              Notes, interest rate, or in the case of
                              Floating Rate Notes, initial interest
                              rate, Base Rate, Index Maturity, Interest
                              Reset Period, Interest Reset Dates,
                              Spread or Spread Multiplier, minimum
                              interest rate (if any), and maximum
                              interest rate (if any) (collectively
                              "Terms").  Each Global Security will be
                              dated and issued as of the date of its
                              authentication by CB.  Each Global
                              Security will bear an "Interest Accrual
                              Date", which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date, and (ii) with respect to any Global
                              Security (or any portion thereof) issued subsequently upon exchange of a Global
                              Security or in lieu of a destroyed, lost or stolen Global Security, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Security or Securities (or if no such payment or provision has been made, the original issuance date of the predecessor Global
                              Security), regardless of the date of
                              authentication of such subsequently
                              issued Global Security. Book-Entry Notes may only be denominated and payable in U.S. dollars. No Global Security will represent any Certificated Note.

Identification                The Company has arranged with the CUSIP
Numbers:                      Service Bureau of Standard & Poor's
                              Corporation (the "CUSIP Service Bureau") for the reservation of one series of CUSIP numbers (including tranche numbers), which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing the Book-Entry Notes. CB and the Company has obtained from the CUSIP Service
                              Bureau a written list of such series of
                              reserved CUSIP numbers and has delivered to the Company and DTC such written list of 900 CUSIP numbers of such series. The
                              Company will assign CUSIP numbers to
                              Global Securities as described below
                              under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global
                              Securities. At any time when fewer than 100 of the reserved CUSIP numbers of the series remain unassigned to Global
                              Securities, and if it deems necessary,
                              the Company will reserve additional CUSIP numbers for assignment to Global
                              Securities representing Book-Entry Notes.
                              Upon obtaining such additional CUSIP
                              numbers, the Company shall deliver a list of such additional CUSIP numbers to CB and DTC.

Registration:                 Each Global Security will be registered
                              in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such
                              Participants, a credit balance with
                              respect to such beneficial owner in such
                              Note in the account of such Participants.
                              The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                    Transfers of a Book-Entry Note will be
                              accompanied by book entries made by DTC
                              and, in turn, by Participants (and in
                              certain cases, one or more indirect
                              participants in DTC) acting on behalf of beneficial transferrers and transferees of such Note.

Exchanges:                    CB may deliver to DTC and the CUSIP
                              Service Bureau at any time a written
                              notice of consolidation specifying (i)
                              the CUSIP numbers of two or more
                              Outstanding Global Securities that
                              represent Book-Entry Notes having the
                              same Terms and for which interest has
                              been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest
                              Payment Date for such Book-Entry Notes,
                              on which such Global Securities shall be exchanged for a single replacement Global
                              Security and (iii) a new CUSIP number,
                              obtained from the Company, to be assigned to such replacement Global Security.
                              Upon receipt of such a notice, DTC will
                              send to its participants (including CB) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, CB will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, CB will exchange such Global Securities for a single

                              Global Security bearing the new CUSIP
                              number and a new Interest Accrual Date,
                              and the CUSIP numbers of the exchanged
                              Global Securities will, in accordance
                              with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $100,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $100,000,000 of principal amount of the exchanged Global Security and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Maturities:                   Each Book-Entry Note will mature on a
                              date not less than nine months nor more
                              than 30 years after the settlement date
                              for such Note.

Notice of                     CB will notify DTC 60 days prior to each
Repayment Dates:              Repayment Date (as defined in the Note),
                              if any, with respect to a Note of the
                              CUSIP number of such Note, the Repayment
                              Date, the Repayment Price and the
                              exercise period.

Denominations:                Book-Entry Notes will be issued in
                              principal amounts of $100,000 or any
                              amount in excess thereof that is an
                              integral multiple of $1,000.  Global
                              Securities will be denominated in
                              principal amounts not in excess of
                              $100,000,000.  If one or more Book-Entry
                              Notes having an aggregate principal
                              amount in excess of $100,000,000 would,
                              but not for the preceding sentence, be
                              represented by a single Global Security, then one Global Security will be issued to represent each $100,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-
                              Entry Note or Notes shall be assigned the same CUSIP number.

Interest:                     General.  Interest on each Book-Entry
                              -------
                              Note will accrue from the Interest
                              Accrual Date of the Global Security
                              representing such Note. Each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date (provided that in the case of Floating Rate Notes which reset daily or weekly interest payments will include interest accrued to and including the Regular Record Date immediately preceding the Interest
                              Payment Date) or Maturity (other than a
                              Maturity of a Fixed Rate Book-Entry Note occurring on the thirty-first day of a month, in which case such payment will include interest accruing to but excluding only the thirtieth day of such month). Interest payable at the Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such
                              Note is payable.  Standard & Poor's
                              Corporation will use the information
                              received in the pending deposit message
                              described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global
                              Security in the appropriate weekly bond
                              report published by Standard & Poor's
                              Corporation.

                              Regular Record Dates.  The Regular Record
                              --------------------
                              Date with respect to any Interest Payment
                              Date shall be the date fifteen calendar
                              days immediately preceding such Interest
                              Payment Date.

                              Fixed Rate Book-Entry Notes.  Unless
                              ---------------------------
                              otherwise specified pursuant to
                              Settlement Procedure "A" below, interest
                              payments on Fixed Rate Book-Entry Notes
                              will be made semiannually on June 1 and
                              December 1 of each year and at Maturity;
                              provided, however, that in the case of a
                              --------  -------
                              Fixed Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                              Floating Rate Book-Entry Notes.  Interest
                              ------------------------------
                              payments will be made on Floating Rate
                              Book-Entry Notes monthly, quarterly,
                              semi-annually or annually.  Unless
                              otherwise agreed upon, interest will be
                              payable, in the case of Floating Rate
                              Book-Entry Notes with a monthly Interest
                              Payment Period, on the third Wednesday of
                              each month; with a quarterly Interest
                              Payment Period, on the third Wednesday of
                              March, June, September and December of
                              each year; with a semi-annual Interest
                              Payment Period on the third Wednesday of
                              the two months specified pursuant to
                              Settlement Procedure "A" below; and with
                              an annual Interest Payment Period, on the
                              third Wednesday of the month specified
                              pursuant to Settlement Procedure "A"
                              below; provided, however, that if an
                                     --------  -------
                              Interest Payment Date for Floating Rate
                              Book-Entry Notes would otherwise be a day
                              that is not a Business Day with respect
                              to such Floating Rate Book-Entry Notes,
                              such Interest Payment Date will be the
                              next succeeding Business Day with respect
                              to such Floating Rate Book-Entry Notes,
                              except in the case of a LIBOR Note if
                              such Business Day is in the next
                              succeeding calendar month, in which event
                              such Interest Payment Date will be the
                              immediately preceding Business Day; and
                              provided, further, that in the case of a
                              --------  -------
                              Floating Rate Book-Entry Note issued
                              between a Regular Record Date and an
                              Interest Payment Date or on an Interest
                              Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                              Notice of Interest Payment and Regular
                              --------------------------------------
                              Record Dates.  On the first Business Day
                              ------------
                              of January, April, July and October of
                              each year, CB will deliver to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each Interest
                              Determination Date for Floating Rate
                              Notes, CB as Calculation Agent will
                              notify Standard & Poor's Corporation of
                              the interest rates determined on such
                              Interest Determination Date.

Calculation of                Fixed Rate Book-Entry Notes.  Interest on
Interest:                     ---------------------------
                              Fixed Rate Book-Entry Notes (including
                              interest for partial periods) will be
                              calculated on the basis of a year of
                              twelve thirty-day months.  (Examples of
                              interest calculations are as follows:
                              The period from August 15, 1988, to
                              February 15, 1989, equals 6 months and O days, or 180 days; the interest payable equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from September 17,
                              1988, to February 15, 1989, equals 4
                              months and 28 days, or 148 days; the
                              interest payable equals 148/360 times the annual rate of interest times the principal amount of the Note.)

                              Floating Rate Book-Entry Notes.  Interest
                              ------------------------------
                              rates on Floating Rate Book-Entry Notes
                              will be determined as set forth in the
                              form of Notes.  Interest on Floating Rate
                              Book-Entry Notes will be calculated on
                              the basis of actual days elapsed and a
                              year of 360 days except that in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of                   Payment of Interest Only.  Promptly after
Principal and                 ------------------------
Interest:                     each Regular Record Date, CB will deliver
                              to the Company and DTC a written notice
                              specifying by CUSIP number the amount of interest to be paid on each Global
                              Security on the following Interest
                              Payment Date (other than an Interest
                              Payment Date coinciding with Maturity)
                              and the total of such amounts. DTC will confirm the amount payable on each Global
                              Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's
                              Corporation. The Company will pay to CB, as Paying Agent, the total amount of interest due on such Interest Payment
                              Date (other than at Maturity), and CB
                              will pay such amount to DTC at the times and in the manner set forth below under

                              "Manner of Payment."  If any Interest
                              Payment Date for a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                              Payments at Maturity.  On or about the
                              --------------------
                              first Business Day of each month, CB will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing either at Stated Maturity or on a Redemption or Repayment Date in the following month. The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. The Company will pay to CB, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity. CB will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at the Maturity of such Global Security, CB will cancel such Global Security in accordance with the terms of the Indenture and deliver it to the Company with a certificate of cancellation.

                              Manner of Payment.  The total amount of
                              -----------------
                              any principal and interest due on Global
                              Securities on any Interest Payment Date
                              or at Maturity shall be paid by the
                              Company to CB in funds available for use by CB as of 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by wire transfer to CB. The Company will confirm such instructions in writing to CB. Prior to 10 A.M. (New

                              York City time) on each Maturity Date or as soon as possible thereafter, CB will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest or principal (together with interest thereon) due on Global Securities on any Maturity Date. On each Interest Payment Date, interest payment shall be made to DTC in same day funds in accordance with existing arrangements between CB and DTC. Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company (either as issuer or as Paying Agent) nor CB shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                              Withholding Taxes.  The amount of any
                              -----------------
                              taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for Rate            The Company and the Agent will discuss
Setting and                   from time to time the aggregate principal
Posting:                      amount of, the issuance price of, and the
                              interest rates to be borne by, Book-Entry
                              Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

                               Acceptance and Rejection of Offers:
                               Unless otherwise instructed by the
                               Company, each Agent will advise the
                               Company promptly by telephone of all
                               offers to purchase Book-Entry Notes
                               received by such Agent. Unless otherwise agreed by the Company and each of the Agents, the Company has the sole right to accept offers to purchase Book-Entry Notes and may reject any such offer in whole or in part.

Preparation of                 If any order to purchase a Book Entry
Pricing                        Note is accepted by or on behalf of the
Supplement:                    Company, the Company will prepare a
                               pricing supplement (a "Pricing
                               Supplement") reflecting the terms of such Note and will arrange to file with the Commission (via EDGAR) in accordance with the applicable paragraph of Rule 424(b) under the Act. The Agent will cause a Pricing Supplement to be delivered to the purchaser of the Note.

                               In each instance that a Pricing
                               Supplement is prepared, the Agent will
                               affix the Pricing Supplement to
                               Prospectuses prior to their use.
                               Outdated Pricing Supplements, and the
                               Prospectuses to which they are attached
                               (other than those retained for files),
                               will be destroyed.

Settlement:                    The receipt by the Company of immediately
                               available funds in payment for a Book-
                               Entry Note and the authentication and
                               issuance of the Global Security
                               representing such Note shall constitute
                               "settlement" with respect to such Note.
                               All orders accepted by the Company will
                               be settled on the fifth Business Day
                               pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day.

Settlement                     Settlement Procedures with regard to each
Procedures:                    Book-Entry Note sold by the Company
                               through an Agent, as agent, shall be as
                               follows:

                               A.     Such Agent will advise the
                                      Company by telephone of the
                                      following settlement information:

                                 1.   Principal amount.

                                 2.   Stated Maturity.

                                 3.   In the case of a Fixed Rate Book-
                                      Entry Note, the interest rate, or
                                      in the case of Floating Rate
                                      Book-Entry Note, the initial
                                      interest rate (if known at such
                                      time), Base Rate, Index Maturity,
                                      Interest Reset Period, Interest
                                      Reset Dates, Spread or Spread
                                      Multiplier (if any), minimum
                                      interest rate (if any) and
                                      maximum interest rate (if any).

                                 4.   Interest Payment Period and
                                      Interest Payment Dates.

                                 5.   Redemption provisions, if any.

                                 6.   Repayment provisions, if any.

                                 7.   Settlement date.

                                 8.   Price.

                                 9.   Agent's commission, determined as
                                      provided in Section 2 of the
                                      Agency Agreement between the
                                      Company and such Agent.

                                 10.  Whether the Note is an Original
                                      Issue Discount Note, and if it is
                                      an Original Issue Discount Note,
                                      the total amount of OID, the
                                      yield to maturity and the initial
                                      accrual period OID.

                               B.     The Company will assign a CUSIP
                                      number to the Global Security
                                      representing such Note and then
                                      advise CB by telephone or
                                      electronic transmission
                                      (confirmed in writing at any time
                                      on the same date) of the
                                      information set forth in
                                      Settlement Procedure "A" above,
                                      such CUSIP number and the name of
                                      such Agent.  The Company will
                                      also notify the Agent of such
                                      CUSIP number by telephone as soon
                                      as practicable.  Each such
                                      communication by the Company
                                      shall constitute a representation
                                      and warranty by the Company to CB
                                      and each Agent that (i) such Note
                                      is then, and at the time of
                                      issuance and sale thereof will
                                      be, duly authorized for issuance
                                      and sale by the Company, (ii)
                                      such Note, and the Global
                                      Security representing such Note,
                                      will conform with the terms of
                                      the Indenture pursuant to which
                                      such Note and Global Security are
                                      issued and (iii) upon
                                      authentication and delivery of
                                      such Global Security, the
                                      aggregate initial offering price
                                      of all Notes and Euro Medium-Term
                                      Notes, Series C issued under the
                                      Indenture will not exceed $
                                      or the equivalent thereof in one
                                      or more currencies (except for
                                      Securities represented by,
                                      authenticated and delivered in
                                      exchange for or in lieu of
                                      Securities pursuant to Section
                                      304, 305, 306, 906 or 1107 of the
                                      Indenture).

                               C.     CB will enter a pending deposit
                                      message through DTC's Participant
                                      Terminal System, providing the
                                      following settlement information
                                      to DTC, such Agent and Standard &
                                      Poor's Corporation:

                                 1.   The information set forth in
                                      Settlement Procedure "A".

                                 2.   Identification as a Fixed Rate
                                      Book-Entry Note or a Floating
                                      Rate Book-Entry Note.

                                 3.   Initial Interest Payment Date for
                                      such Note, number of days by
                                      which such date succeeds the
                                      related Record Date (which, in
                                      the case of Floating Rate Notes
                                      which re-set daily or weekly,
                                      shall be the date five calendar
                                      days immediately preceding the
                                      applicable Interest Payment Date
                                      and in the case of all other
                                      Notes shall be the Regular Record
                                      Date as defined in the Note) and
                                      amount of interest payable on
                                      such Interest Payment Date.

                                 4.   The Interest Payment Period.

                                 5.   CUSIP number of the Global
                                      Security representing such Note.

                                 6.   Whether such Global Security will
                                      represent any other Book-Entry
                                      Note (to the extent known at such
                                      time).

                               D.     The Company will deliver to CB
                                      the Global Security representing
                                      such Note.

                               E.     CB will complete such Note and
                                      authenticate the Global Security
                                      representing such Note.

                               F.     DTC will credit such Note to CB's
                                      participant account at DTC.

                               G.     CB will enter an SDFS deliver
                                      order through DTC's Participant
                                      Terminal System instructing DTC
                                      to (i) debit such Note to CB's
                                      participant account and credit
                                      such Note to such Agent's
                                      participant account and (ii)
                                      debit such Agent's settlement
                                      account and credit CB's
                                      settlement account for an amount
                                      equal to the price of such Note
                                      less such Agent's commission.
                                      The entry of such a deliver order
                                      shall constitute a representation
                                      and warranty by CB to DTC that
                                      (a) the Global Security
                                      representing such Book-Entry Note
                                      has been issued and authenticated
                                      and (b) CB is holding such Global
                                      Security pursuant to the Medium-
                                      Term Note Certificate Agreement
                                      between CB and DTC.

                               H.     Such Agent will enter an SDFS
                                      deliver order through DTC's
                                      Participant Terminal System
                                      instructing DTC (i) to debit such
                                      Note to such Agent's participant
                                      account and credit such Note to
                                      the participant accounts of the
                                      Participants with respect to such
                                      Note and (ii) to debit the
                                      settlement accounts of such
                                      Participants and credit the
                                      settlement account of such Agent
                                      for an amount equal to the price
                                      of such Note.

                               I.     Transfers of funds in accordance
                                      with SDFS deliver orders
                                      described in Settlement
                                      Procedures "G" and "H" will be
                                      settled in accordance with SDFS
                                      operating procedures in effect on
                                      the settlement date.

                               J.     CB will wire transfer to the
                                      account of the Company maintained
                                      at Chemical Bank, New York, New
                                      York, in funds available for
                                      immediate use in the amount
                                      transferred to CB in accordance
                                      with Settlement Procedure "G".

                               K.     Monthly, CB will send to the
                                      Company a statement setting forth
                                      the principal amount of Notes
                                      Outstanding as of that date under
                                      the Indenture and setting forth a
                                      brief description of any sales of
                                      which the Company has advised CB
                                      but which have not yet been
                                      settled.

                               L.     Such Agent will confirm the
                                      purchase of such Note to the
                                      purchaser either by transmitting
                                      to the Participants with respect
                                      to such Note a confirmation order
                                      or orders through DTC's institu-
                                      tional delivery system or by
                                      mailing a written confirmation to
                                      such purchaser.

Settlement                     For orders of Book-entry Notes solicited
Procedures                     by an Agent, as agent, and accepted by
Timetable:                     the Company for settlement on the first
                               Business Day after the sale date,
                               Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                               Settlement
                               Procedure                    Time
                               ---------                    ----
                                   A         11:00 A.M. on the sale date
                                   B         12:00 Noon on the sale date
                                   C          2:00 P.M. on the sale date
                                   D          3:00 P.M. on day before
                                                        settlement date
                                   E          9:00 A.M. on settlement
                                                        date
                                   F         10:00 A.M. on settlement
                                                        date
                                  G-H         2:00 P.M. on settlement
                                                        date
                                   I          4:45 P.M. on settlement
                                                        date
                                  J-L         5:00 P.M. on settlement
                                                        date

                               If a sale is to be settled more than one
                               Business Day after the sale date,
                               Settlement Procedures "A", "B" and "C"
                               shall be completed as soon as practicable but no later than 11:00 A.M., 12 Noon and 2:00 P.M., as the case may be, on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12 Noon and 2:00 P.M., respectively, on the second Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                               If settlement of a Book-Entry Note is
                               rescheduled or cancelled, CB will deliver to DTC, through DTC's Participation Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:             If CB fails to enter an SDFS deliver
                               order with respect to a Book-Entry Note
                               pursuant to Settlement Procedure "G", CB may deliver to DTC, through DTC's
                               Participant Terminal System, as soon as
                               practicable a withdrawal message
                               instructing DTC to debit such Note to
                               CB's participant withdrawal message,
                               provided that CB's participant account
                               contains a principal amount of the Global
                               Security representing such Note that is
                               at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-
                               Entry Notes represented by a Global
                               Security, CB will mark such Global
                               Security "cancelled" make appropriate
                               entries in CB's records and send such
                               cancelled Global Security to the Company.
                               CUSIP number assigned to such Global
                               Security shall, in accordance with CUSIP
                               Service Bureau procedures, be cancelled
                               and not immediately reassigned.  If a
                               withdrawal message is processed with
                               respect to one or more, but not all, of
                               the Book-Entry Notes represented by a
                               Global Security, CB will exchange such
                               Global Security for two Global
                               Securities, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global
                               Security and shall bear the CUSIP number of the surrendered Global Security.

                               If the purchase price for any Book-Entry
                               Note is not timely paid to the
                               Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "H" and "G", respectively. Thereafter, CB will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                               Notwithstanding the foregoing, upon any
                               failure to settle with respect to a Book-
                               Entry Note, DTC may take any actions in
                               accordance with its SDFS operating
                               procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, CB will provide, in accordance with Settlement Procedures "D" and "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Procedures For                 When the Company has determined to change
Rate Changes:                  the interest rates of Notes being
                               offered, it will promptly advise the
                               Agents and the Agents will forthwith
                               suspend solicitation of offers.  The
                               Agents will telephone the Company with
                               recommendations as to the changed
                               interest rates.  At such time as the
                               Company has advised the Agents of the new interest rates, the Agents may resume solicitation of offers. Until such time only "indications of interest" may be recorded. Within two Business Days after any sale of Notes, the Company will file with the Securities and Exchange
                               Commission a pricing supplement to the
                               prospectus and prospectus supplement
                               relating to such Notes that reflects the applicable interest rates and other terms and will deliver copies of such pricing supplement to the Agents.

Suspension of                  Subject to the Company's representations,
Solicitation;                  warranties and covenants contained in the
Amendment or                   Agency Agreement, the Company may
Supplement:                    instruct each Agent to suspend
                               solicitation of purchases of Book-Entry
                               Notes at any time. Upon receipt of such instructions, each Agent will forthwith suspend such solicitations until such time as it has been advised by the Company that such solicitations may be resumed. If the Company decides to amend or supplement the registration statements filed by the Company with the Securities and Exchange Commission with respect to the Notes or the prospectus and prospectus supplement relating to the
                               Notes, it will promptly advise each Agent and will furnish it with the proposed amendment or supplement, all consistent with the Company's obligations under the Agency Agreement. The Company will, consistent with such obligations, promptly advise each Agent and CB whether orders outstanding at the time each Agent suspends solicitation may be settled and whether copies of such prospectus and prospectus supplement as in effect at the time of the suspension, together with the appropriate pricing supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such prospectus, prospectus supplement and pricing supplement may not be so delivered.

Delivery of                    A copy of the prospectus and prospectus
Prospectus:                    supplement relating to the Notes and a
                               pricing supplement relating to a Book-
                               Entry Note must accompany or precede the earliest of any written offer of such Note, confirmation of the purchase of such Note or payment for such Note by its purchaser. If notice of a change in the terms of the Book-Entry Notes is received by an Agent between the time an order for a Book-Entry Note is placed and the time written confirmation thereof is sent by such Agent to a customer or his agent, such confirmation shall be accompanied by a prospectus, prospectus supplement and pricing supplement setting forth the terms in effect when the order was placed. Subject to the preceding paragraph, each Agent will deliver a prospectus, prospectus supplement and pricing supplement as herein described with respect to each Book-Entry Note sold by it.

 PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

          CB will serve as registrar in connection with the Certificated Notes.

Issuance:                             Each Certificated Note will be dated and
                                      issued as of the date of its
                                      authentication by CB.  Each Certificated
                                      Note will bear an Original Issue Date,
                                      which will be (i) with respect to an
                                      original Certificated Note (or any
                                      portion thereof), its original issuance
                                      date (which will be the settlement date) and (ii) with respect to any Certificated
                                      Note (or portion thereof) issued
                                      subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated
                                      Note, the Original Issue Date of the
                                      predecessor Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note.

Registration:                         Certificated Notes will be issued only in
                                      fully registered form without coupons.

Transfers and                         A Certificated Note may be presented for
Exchanges:                            transfer or exchange at the corporate
                                      trust office of CB.  Certificated Notes
                                      will be exchangeable for other
                                      Certificated Notes having identical terms but different denominations without service charge. Certificated Notes will not be exchangeable for Book-Entry Notes.

Maturities:                           Each Certificated Note will mature on a
                                      date not less than nine months or more
                                      than 30 years from the settlement date
                                      for such note.

Denominations:                        Certificated Notes denominated in U.S.
                                      dollars will be issued in denominations
                                      of $100,000 or any amount in excess
                                      thereof that is an integral multiple of
                                      $1,000.  The authorized denominations of
                                      Notes denominated in other than U.S.
                                      dollars will be specified pursuant to
                                      Settlement Procedures, below.

Interest:                             General.  Interest on each Certificated
                                      -------
                                      Note will accrue from the Original Issue
                                      Date of such Note for the first interest period and from the most recent interest
                                      Payment Date to which interest has been
                                      paid for all subsequent interest periods.
                                      Each payment of interest on a
                                      Certificated Note will include interest
                                      accrued to but excluding the Interest
                                      Payment Date or Maturity (other than a
                                      Maturity of a Fixed Rate Certificated
                                      Note occurring on the thirty-first day of a month, in which case such payment will include interest accruing to but excluding the thirtieth day of such month).

                                      Fixed Rate Certificated Notes.  Unless
                                      -----------------------------
                                      otherwise specified pursuant to
                                      Settlement Procedure "A" below, interest
                                      payments on Fixed Rate Certificated Notes
                                      will be made semiannually on June 1 and
                                      December 1 of each year and at Maturity;
                                      provided, however, that in the case of
                                      --------  -------
                                      Fixed Rate Certificated Notes issued
                                      between a Regular Record Date and an
                                      Interest Payment Date or on an Interest
                                      Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                      Floating Rate Certificated Notes.
                                      --------------------------------
                                      Interest payments will be made on
                                      Floating Rate Certificated Notes monthly,
                                      quarterly, semi-annually or annually.
                                      Interest will be payable, in the case of
                                      Floating Rate Certificated Notes with a
                                      monthly Interest Payment Period, on the
                                      third Wednesday of each month; with a
                                      quarterly interest Payment Period, on the
                                      third Wednesday of March, June, September
                                      and December of each year; with a semi-
                                      annual Interest Payment Period, on the
                                      third Wednesday of the two months
                                      specified pursuant to Settlement
                                      Procedure "A" below; and with an annual
                                      Interest Payment Period, on the third
                                      Wednesday of the month specified pursuant
                                      to Settlement Procedure "A" below;
                                      provided, however, that if an Interest
                                      --------  -------
                                      Payment Date for Floating Rate
                                      Certificated Notes would otherwise be a
                                      day that is not a Business Day with
                                      respect to such Floating Rate

                                      Certificated Notes, such Interest Payment
                                      Date will be the next succeeding Business
                                      Day with respect to such Floating Rate
                                      Certificated Notes, except in the case of
                                      a LIBOR Note if such Business Day is in
                                      the next succeeding calendar month, in
                                      which event such Interest Payment Date
                                      will be the immediately preceding
                                      Business Day; and provided, further, that
                                                        --------  -------
                                      in the case of a Floating Rate
                                      Certificated Note issued between a
                                      Regular Record Date and an interest
                                      Payment Date or on an Interest Payment
                                      Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Calculation of                        Fixed Rate Certificated Notes.  Interest
Interest:                             -----------------------------
                                      on Fixed Rate Certificated Notes
                                      (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months. (Examples of interest calculations are as follows:
                                      August 15, 1988 to February 15, 1989,
                                      equals 6 months and 0 days or 180 days;
                                      the interest payable equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from September 17, 1988 to February 15,
                                      1989 equals 4 months and 28 days, or 148
                                      days; the interest payable equals 148/360 times the annual rate of interest times principal amount of the Note.)

                                      Floating Rate Certificated Notes.
                                      --------------------------------
                                      Interest rates on Floating Rate
                                      Certificated Notes will be determined as set forth in the form of Notes. The Company and CB will confirm the amount of the initial interest payment due on any Floating Rate Certificated Note for which the initial Interest Period is shorter or longer than the Index Maturity. Interest on Floating Rate Certificated Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of                           CB will pay the principal amount of each
Principal and                         Certificated Note at Maturity upon
Interest:                             presentation of such Note to CB.  Such
                                      payment, together with payment of
                                      interest due at Maturity of such Note,
                                      will be made in funds available for
                                      immediate use by CB and in turn by the
                                      Holder of such Note.  Certificated Notes
                                      presented to CB at Maturity for payment
                                      will be cancelled by CB and delivered to
                                      the Company with a certificate of
                                      custodian.  All interest payments on a
                                      Certificated Note (other than interest
                                      due at Maturity) will be made by check
                                      drawn on CB (or another Person appointed
                                      by CB) and mailed by CB to the Person
                                      entitled thereto as provided in such Note
                                      and the Indenture; provided, however,
                                                         --------  -------
                                      that the holder of $10,000,000 (or the
                                      equivalent thereof in other currencies)
                                      or more of Notes with similar tenor and
                                      terms will be entitled to receive payment by wire transfer in U.S. dollars.
                                      Following each Regular Record Date and
                                      Special Record Date, CB will furnish the
                                      Company with a list of interest payments to be made on the following Interest
                                      Payment Date for each Certificated Note
                                      and in total for all Certificated Notes.
                                      Interest at Maturity will be payable to
                                      the Person to whom the payment of
                                      principal is payable.  CB will provide
                                      monthly to the Company lists of principal and interest, to the extent ascertainable, to be paid on Certificated
                                      Notes maturing in the next month.  CB
                                      will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                                      If any Interest Payment Date for or the
                                      Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date or Maturity, as the case may be.

Procedure for Rate                    The Company and the Agent will discuss
Setting and                           from time to time the aggregate principal
Posting:                              amount of, the issuance price of, and the
                                      interest rates to be borne by,
                                      Certificated Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Certificated Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance and                        Unless otherwise instructed by the
Rejection of                          Company, each Agent will advise the
Offers:                               Company promptly by telephone of all
                                      offers to purchase Certificated Notes
                                      received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion.
                                      Unless otherwise agreed by the Company
                                      and each of the Agents, the Company has
                                      the sole right to accept offers to
                                      purchase Notes and may reject any such
                                      offer in whole or in part.

Preparation of                        If any order to purchase a Registered
Pricing                               Note is accepted by or on behalf of the
Supplement:                           Company, the Company will prepare a
                                      pricing supplement (a "Pricing
                                      Supplement") reflecting the terms of such Note and will arrange to file with the Commission (via EDGAR) in accordance with the applicable paragraph of Rule 424(b) under the Act. The Agent will cause a Pricing Supplement to be delivered to the purchaser of the Note.

                                      In each instance that a Pricing
                                      Supplement is prepared, the Agent will
                                      affix the Pricing Supplement to
                                      Prospectuses prior to their use.
                                      Outdated Pricing Supplements, and the
                                      Prospectuses to which they are attached
                                      (other than those retained for files),
                                      will be destroyed.

Settlement:                           The receipt by the Company of immediately
                                      available funds in exchange for an
                                      authenticated Certificated Note delivered
                                      to the selling Agent and such Agent's
                                      delivery of such Note against receipt of
                                      immediately available funds shall, with
                                      respect to such Note, constitute
                                      "settlement".  All orders accepted by the
                                      Company will be settled on the next
                                      Business Day pursuant to the timetable
                                      for settlement set forth below, unless
                                      the Company and the purchaser agree to
                                      settlement on a later date; provided,
                                                                  --------
                                      however, that in the case of a delayed
                                      -------
                                      settlement the Company will notify CB at least twenty-four hours prior to the time of settlement.

Settlement                            Settlement Procedures with regard to
Procedures:                           each Certificated Note sold by the
                                      Company through an Agent, as agent, shall be as follows:

                                      A.       Such Agent will advise the
                                              Company by telephone of the
                                              following settlement information:

                                         1.   Name in which such Note is to be
                                              registered ("Registered Owner").

                                         2.   Address of the Registered Owner
                                              and address for payment of
                                              principal and interest.

                                         3.   Taxpayer identification number of
                                              the Registered Owner (if
                                              available).

                                         4.   Principal amount.

                                         5.   Stated Maturity.

                                         6.   In the case of Fixed Rate
                                              Certificated Note, the interest
                                              rate or, in the case of a
                                              Floating Rate Certificated Note,
                                              the initial interest rate (if
                                              known at such time), Base Rate,
                                              Index Maturity, Interest Reset
                                              Period, Interest Reset Dates,
                                              Spread or Spread Multiplier (if
                                              any), minimum interest rate (if
                                              any) and maximum interest rate
                                              (if any).

                                         7.   Interest Payment Period and
                                              Interest Payment Dates.

                                         8.   Specified Currency and whether
                                              the option to elect payment in a
                                              Specified Currency applies and if
                                              the Specified Currency is not
                                              U.S. dollars, the authorized
                                              denominations.

                                         9.   Redemption provisions, if any.

                                         10.  Repayment provisions, if any.

                                         11.  Settlement date.

                                         12.  Price (including currency).

                                         13.  Agent's commission, determined as
                                              provided in Section 2 of the
                                              Agency Agreement between the
                                              Company and such Agent.

                                         14.  Whether the Note is an Original
                                              Issue Discount Note, and if it is
                                              an Original Issue Discount Note,
                                              the total amount of OID, the
                                              yield to maturity and the initial
                                              accrual period OID.

                                      B.      The Company will advise CB by
                                              telephone or electronic
                                              transmission (confirmed in
                                              writing at any time on the sale
                                              date) of the information set
                                              forth in Settlement Procedure "A"
                                              above and the name of such Agent.
                                              Each such communication by the
                                              Company shall constitute a
                                              representation and warranty by
                                              the Company to CB and each Agent
                                              that (i) such Note is then, and
                                              at the time of issuance and sale
                                              thereof will be, duly authorized
                                              for issuance and sale by the
                                              Company, (ii) such Note will
                                              conform with the terms of the
                                              Indenture and (iii) upon
                                              authentication and delivery of
                                              such Note, the aggregate initial
                                              offering price of all Notes and
                                              Euro Medium-Term Notes, Series C
                                              issued under the Indenture will
                                              not exceed $                or
                                                          ----------------
                                              the equivalent thereof in other
                                              currencies (except for securities
                                              represented by securities
                                              authenticated and delivered in
                                              exchange for or in lieu of
                                              securities pursuant to Section
                                              304, 305, 306, 906 or 1107 of any
                                              Indenture).

                                      C.      The Company will deliver to CB a
                                              pre-printed four-ply packet for
                                              such Note, which packet will
                                              contain the following documents
                                              in forms that have been approved
                                              by the Company, the Agents and
                                              the Trustee:

                                         1.   Note with customer confirmation.

                                         2.   Stub One - For Trustee.

                                         3.   Stub Two - For Agent.

                                         4.   Stub Three - For the Company.

                                      D.      CB will complete such Note and
                                              authenticate such Note and
                                              deliver it (with the confirma-
                                              tion) and Stubs One and Two to
                                              such Agent, and such Agent will
                                              acknowledge receipt of the Note
                                              by stamping or otherwise marking
                                              Stub One and returning it to CB.
                                              Such delivery will be made only
                                              against such acknowledgment of
                                              receipt and evidence that
                                              instructions have been given by
                                              such Agent for payment to the
                                              account of the Company at
                                              Chemical Bank, New York, New
                                              York, in funds available for
                                              immediate use, of an amount equal
                                              to the price of such Note less
                                              such Agent's commission.  In the
                                              event that the instructions given
                                              by such Agent for payment to the
                                              account of the Company are
                                              revoked, the Company will as
                                              promptly as possible wire
                                              transfer to the account of such

                                              Agent an amount of immediately
                                              available funds equal to the
                                              amount of such payment made.

                                      E.      Such Agent will deliver such Note
                                              (with confirmation) to the
                                              customer against payment in
                                              immediately payable funds.  Such
                                              Agent will obtain the acknowledg-
                                              ment of receipt of such Note by
                                              retaining Stub Two.

                                      F.      CB will send Stub Three to the
                                              Company by first-class mail.
                                              Periodically, CB will also send
                                              to the Company a statement
                                              setting forth the principal
                                              amount of the Notes Outstanding
                                              as of that date under the
                                              Indenture and setting forth a
                                              brief description of any sales of
                                              which the Company has advised CB
                                              but which have not yet been
                                              settled.

Settlement                            For offers of Certificated Notes
Procedures                            solicited by an Agent, as agent, and
Timetable:                            accepted by the Company, Settlement
                                      Procedures "A" through "C" set forth
                                      above shall be completed on or before the respective times (New York City time) set forth below:

                                      Settlement
                                      Procedure                  Time
                                      ----------                 ----
                                          A        2:00 P.M. on day before
                                                             settlement date
                                          B        3:00 P.M. on day before
                                                             settlement date
                                         C-D       2:15 P.M. on settlement
                                                             date
                                          E        3:00 P.M. on settlement
                                                             date
                                          F        5:00 P.M. on settlement
                                                             date

Failure to Settle:                    If a purchaser fails to accept delivery
                                      of and make payment for any Certificated
                                      Note, the selling Agent will notify the
                                      Company and CB by telephone and return
                                      such Note to CB.  Upon receipt of such
                                      notice, the Company will immediately wire transfer to the account of the Agent an amount equal to the amount previously credited thereto in respect of such Note.
                                      Such wire transfer will be made on the
                                      settlement date, if possible, and in any event not later than the day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the Agency Agreement with the Company, then the Company will reimburse such Agent or CB, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, CB will mark such Note "cancelled," make appropriate entries in CB's records and send such Note to the Company.

Procedure for Rate                    When the Company has determined to change
Changes:                              the interest rates of Notes being
                                      offered, it will promptly advise the
                                      Agents and the Agents will forthwith
                                      suspend solicitation of offers.  The
                                      Agents will telephone the Company with
                                      recommendations as to the changed
                                      interest rates.  At such time as the
                                      Company has advised the Agents of the new interest rates, the Agents may resume solicitation of offers. Until such time only "indications of interest" may be recorded. Within two business days after any sale of Notes, the Company will file with the Securities and Exchange
                                      Commission a pricing supplement to the
                                      prospectus and prospectus supplement
                                      relating to such Notes that reflects the applicable interest rates and other terms and will deliver copies of such pricing supplement to the Agents.

Suspension of                         Subject to the Company's representations,
Solicitation;                         warranties and covenants contained in the
Amendments or                         Agency Agreement, the Company may
Supplement:                           instruct each Agent to suspend
                                      solicitation of purchases of Certificated
                                      Notes at any time. Upon receipt of such instructions, each Agent will forthwith suspend such solicitations until such time as it has been advised by the Company that such solicitations may be resumed. If the Company decides to amend or supplement the registration statements filed by the Company with the Securities and Exchange Commission with respect to the Notes or the prospectus and prospectus supplement relating to the
                                      Notes, it will promptly advise each Agent and will furnish it with the proposed amendment or supplement, all consistent with the Company's obligations under the Agency Agreement. The Company will, consistent with such obligations, promptly advise each Agent and CB whether orders outstanding at the time each Agent suspends solicitation may be settled and whether copies of such prospectus and prospectus supplement as in effect at the time of the suspension, together with the appropriate pricing supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such prospectus, prospectus supplement and pricing supplement may not be so delivered.

Delivery of                           A copy of the prospectus and prospectus
Prospectus:                           supplement relating to the Notes and a
                                      pricing supplement relating to a
                                      Certificated Note must accompany or
                                      precede the earlier of any written offer of such Note, delivery of such Note, confirmation of the purchase of such Note and payment for such Note by its purchaser. If notice of a change in the terms of the Certificated Notes is received by an Agent between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by such Agent to a customer or his agent, such confirmation shall be accompanied by a prospectus, prospectus supplement and pricing supplement setting forth the terms in effect when the order was placed.  Subject to the preceding
                     paragraph, each Agent will deliver a
                     prospectus, prospectus supplement and
                     pricing supplement as herein described
                     with respect to each Note sold by it.

                                                       EXHIBIT B

                  Philip Morris Companies Inc.

                   Medium Term Notes, Series C

      Due from 9 Months to Thirty Years from Date of Issue

                         TERMS AGREEMENT


                                                           , 1992





Attention:

               Subject in all respects to the terms and
conditions of the Selling Agency Agreement (the "Agreement")
dated December   , 1992, among Salomon Brothers Inc, Merrill
               --
Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Shearson Lehman Brothers Inc., and you, the undersigned agrees to purchase the following Notes of Philip Morris Companies Inc.:

          Aggregate Principal Amount:

          Interest Rate:

          Date of Maturity:

          Interest Payment Dates:

          Regular Record Dates:

          Purchase Price:    % of Principal Amount [plus
                        accrued interest from         199 ]

          Purchase Date and Time:

          Place for Delivery of Notes
            and Payment Therefor:

          Method of Payment:

          Modification, if any, in the
          requirements to deliver the
          documents specified in Section
          6(b) of the Agreement:

          Other Terms:


          Period during which additional

          Notes may not be sold pursuant
          to Section 4(1) of the Agreement:


                                       [Purchaser]


                                       By:
                                          -------------------

Accepted:


By:
   --------------------
   Title:

           Additional Information Applicable to
        Offers to Purchase Original Issue Discount Notes
        ------------------------------------------------

Total amount of OID:
Yield to Maturity:
Initial Accrual Period OID:

                                                          EXHIBIT C

                        AGENCY AGREEMENT
                        ----------------

                                        Dated:
                                               --------------------


Philip Morris Companies Inc.
120 Park Avenue
New York, New York  10016
Attention:  George R. Lewis,
            Vice President and Treasurer

Re:  Philip Morris Companies Inc.
     Medium-Term Notes, Series C

Dear Mr. Lewis

We hereby agree to act as an Agent pursuant to the Selling Agency
Agreement, dated as of December   , 1992 (the "Selling Agency
                                --
Agreement"), among Philip Morris Companies Inc., Salomon Brothers Inc, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Shearson Lehman Brothers Inc., all of the terms and conditions of which (except as provided below) are incorporated herein by reference.

Our agreement hereunder is subject to the conditions set forth in the Selling Agency Agreement other than the conditions set forth in paragraphs (i), (j) and (k) of Section 4 thereof and paragraphs (b), (c), (d), (e), (f), and (g) of Section 5 thereof. Notices and other communications to us hereunder should be
directed to                                        Attention:
           ----------------------------------------
Medium-Term Note Department.

This agreement shall terminate     days after the date hereof.
                              -----
If the foregoing correctly sets forth our agreement, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,




                                        By:
                                              -----------------
                                        Title:

Accepted and agreed to as of the date set forth above.

PHILIP MORRIS COMPANIES INC.


By:
     ----------------------